EXHIBIT 32.1

                       CERTIFICATION BY KEVIN J. MCNAMARA
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as President and Chief Executive Officer of Chemed Corporation ("Company"), does hereby certify that:

         1) the Company's Quarterly Report of Form 10-Q for the quarter ending June 30, 2005 ("Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: August 9, 2005
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                                     /s/ Kevin J. McNamara
                                     ----------------------
                                     Kevin J. McNamara
                                     (President and Chief
                                     Executive Officer)